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                                                                     EXHIBIT 4.5

              FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                  FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT made as of September 11, 2003 by and among (i) Memory Pharmaceuticals Corp., a Delaware corporation (the "Company"), (ii) Hoffmann-La Roche Inc. (the "Series Roche Purchaser"), (iii) the Purchasers listed on Exhibit A (the "Series D Purchasers") of that certain Preferred Stock Purchase Agreement dated as of March 4, 2002 (the "Series D Purchase Agreement"), (iv) the Purchasers listed on Exhibit A (the "Series C Purchasers") of that certain Preferred Stock Purchase Agreement dated as of June 21, 2000 (the "Series C Purchase Agreement"), (v) the Purchasers listed on Exhibit A (the "Series B Purchasers") of that certain Preferred Stock Purchase Agreement dated as of December 22, 1998 (the "Series B Purchase Agreement") and (vi) the Purchasers listed on Exhibit A of that certain Preferred Stock Purchase Agreement dated April 24, 1998 (the "Series A Purchasers" and together with the Series B Purchasers, the Series C Purchasers, the Series D Purchasers, and the Series Roche Purchaser, the "Purchasers"). The Purchasers may be referred to herein individually as an "Investor," and collectively as the "Investors".

                  WHEREAS, the Company and the Series A Purchasers entered into an Investor Rights Agreement, dated as of April 24, 1998 (the "Original Agreement");

                  WHEREAS, the Company and the Series A Purchasers and the Series B Purchasers entered into an Amended Investor Rights Agreement, dated as of December 22, 1998 (the "First Amended Agreement"), which First Amended Agreement amended and restated the Original Agreement;

                  WHEREAS, the Company and the Series A Purchasers, the Series B Purchasers and the Series C Purchasers entered into a Second Amended Investor Rights Agreement, dated as of June 21, 2000 (the "Second Amended Agreement"), which Second Amended Agreement amended and restated the First Amended Agreement;

                  WHEREAS, the Company and the Series A Purchasers, the Series B Purchasers, the Series C Purchasers and the Series D Purchasers entered into a Third Amended Investor Rights Agreement dated as of March 4, 2002 (the "Third Amended Agreement"), which Third Amended Agreement amended and restated the Second Amended Agreement;

                  WHEREAS, the Company proposes to issue and sell (i) an aggregate of 2,777,778 shares of Series Roche Convertible Preferred Stock, par value $.001 per share (the "Series Roche Stock"), and (ii) a warrant exercisable for 347,222 shares of Common Stock ("the "Warrant"), to the Series Roche Purchaser pursuant to that certain Securities Purchase Agreement dated as of August 19, 2003 by and between the Company and the Series Roche Purchaser (the "Series Roche Purchase Agreement");

                  WHEREAS, as a condition to entering into the Series Roche Purchase Agreement, the Series Roche Purchaser has requested that the Company extend to it registration rights and certain other rights and covenants as set forth herein;

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                  WHEREAS, the Company and the Series A Purchasers, the Series B
Purchasers, the Series C Purchasers and the Series D Purchasers desire to amend and restate the Third Amended Agreement and to add the Series Roche Purchaser as a party thereto to extend to the Series Roche Purchaser certain registration rights and certain other rights and covenants as set forth herein;

                  WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company that the Company enter into this Agreement; and

                  WHEREAS Walter Gilbert, Ph.D., Eric R. Kandel, M.D, Axel Unterbeck, Ph.D., Oxford Bioscience Partners II, L.P., Oxford Bioscience Partners (Bermuda) II Limited Partnership and HealthCare Ventures V L.P. are all founders and holders of common stock, par value $.001 per share, of the Company.

                  NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto covenant and agree as follows:

                               GENERAL PROVISIONS

                  1.1 SHARES SUBJECT TO THIS AGREEMENT. The Investors expressly agree that the terms and restrictions of this Agreement shall apply to all shares of capital stock which any of them now owns or hereafter acquires by any means, including without limitation by purchase, assignment or operation of law, or as a result of any stock dividend, stock split, reorganization, reclassification, whether voluntary or involuntary, or other similar transaction, and to any shares of capital stock of any successor in interest of the Company, whether by sale, merger, consolidation or other similar transaction, or by purchase, assignment or operation of law (the "Shares").

                  1.2 NO PARTNERSHIP RELATIONSHIP. Notwithstanding, but not in limitation of, any other provision of this Agreement, the parties understand and agree that the creation, management and operation of the Company shall not create or imply a general partnership between or among the Investors and shall not make any Investor the agent or partner of any other Investor for any purpose.

                  1.3 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  "Affiliate" has the meaning ascribed to that term in Rule 12b-2 under the Exchange Act, or any successor rule.

                  "Commission" shall mean the U.S. Securities and Exchange Commission and any successor agency of the Federal government administering the Securities Act and the Exchange Act.

                  "Common Stock" shall mean (i) the common stock, $.001 par value per share, of

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the Company, (ii) any other capital stock of the Company, however designated, authorized on or after the date hereof, which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; and (iii) any other securities into which or for which any of the securities described in (i) or (ii) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, consolidation, sale of assets or other similar transaction.

                  "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Federal" shall mean with respect to any executive, legislative or judicial branch of government or other agency or organ of government, a branch or other agency or organ of the government of the United States.

                  "Initial Public Offering" shall mean the first underwritten public offering of Common Stock of the Company, offered on a firm commitment basis pursuant to a registration statement filed with the Commission under the Securities Act on Form S-1 or its then equivalent, in which (i) the initial public offering price per share is not less than $4.00 if the closing of such offering occurs within six (6) months of the date on which shares of Series D Stock were first issued ("Series D First Issuance"), $5.45 if such closing occurs after six (6) months from and within eighteen (18) months of the Series D First Issuance, $7.90 if such closing occurs after eighteen (18) months from and within thirty (30) months of the Series D First Issuance, and $11.40 if such closing occurs after thirty (30) months from the Series D First Issuance (in each case such dollar amount being subject to equitable adjustment in the event of any stock dividend, stock split, combination, reorganization, recapitalization or similar event involving a change in the Common Stock) and
(ii) the aggregate net proceeds to the Company equals or exceeds $50,000,000.

                  "Person" means an individual, corporation, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

                  "Preferred Stock" means the Series A Stock, the Series B Stock, the Series C Stock, the Series D Stock and the Series Roche Stock.

                  The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement, or, as the context may require, under the Exchange Act or applicable state securities laws.

                  "Registrable Securities" shall mean (i) shares of Preferred Stock; (ii) shares of Common Stock or other securities issued or issuable pursuant to the conversion of the Preferred Stock or pursuant to the exercise of the Warrant; and (iii) any shares of Common Stock or other securities issued or issuable with respect to the Preferred Stock or the Warrant by reason of any

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stock split, stock dividend, recapitalization, reorganization, merger, consolidation, sale of assets or similar event, excluding in any event securities which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Securities, the determination of such percentage shall be calculated on the basis of shares of Common Stock issued or issuable upon conversion of the Preferred Stock and upon exercise of the Warrant even if such exercise has not been effected.

                  "Registration Expenses" shall mean the expenses so described in Section 4.7.

                  "Second Amended and Restated Certificate of Incorporation" shall mean the Second Amended and Restated Certificate of Incorporation of the Company as filed with the Secretary of State of the State of Delaware on September 8, 2003, as amended from time to time thereafter in accordance with its terms, the By-laws of the Company, and the laws of the State of Delaware.

                  "Securities Act" shall mean the U.S. Securities Act of 1933, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Series A Stock" shall mean the Series A Convertible Preferred Stock, par value $.001 per share of the Company.

                  "Series B Stock" shall mean the Series B Convertible Preferred Stock, par value $.001 per share of the Company.

                  "Series C Stock" shall mean the Series C Convertible Preferred Stock, par value $.001 per share of the Company.

                  "Series D Stock" shall mean the Series D Convertible Preferred Stock, par value $.001 per share of the Company.

                  "Series Roche Stock" shall mean the Series Roche Convertible Preferred Stock, par value $.001 per share of the Company as described in the recitals to this Agreement.

                  "Selling Expenses" shall mean the expenses so described in
Section 4.7.

                   "Subsidiary" or "Subsidiaries" shall mean any corporation, partnership, trust or other entity of which the Company and/or any of its other Subsidiaries directly or indirectly owns at the time a majority of the outstanding shares of any class of equity security of such corporation, partnership, trust or other entity.

                  2.       PERCENTAGE MAINTENANCE RIGHTS

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                  2.1      NOTICE OF NEW ISSUANCE. Except with respect to
"Exempt Issuances" as defined in Section 2.3, in the event that the Company issues any (i) shares of Common Stock, (ii) warrants, options or other rights to purchase Common Stock (collectively, "Rights"), or (iii) any debentures or other securities convertible into or exchangeable for shares of Common Stock (collectively, "Convertible Securities"), the Company will deliver to the Purchasers a notice (the "Offer Notice") upon the completion of such issuance (the "New Issuance"), stating the price and other terms and conditions thereof.

                  2.2      RIGHT TO PURCHASE SHARES, RIGHTS OR CONVERTIBLE
SECURITIES.

                  (a) In the event of a New Issuance (other than an Exempt Issuance), the holders of Series A Stock, the holders of Series B Stock, the holders of Series C Stock, the holders of Series D Stock and the holders of Series Roche Stock (the "Series A, B, C, D and R Holders") shall have the right to purchase such number of shares of Common Stock, Rights or Convertible Securities at the price and on the terms upon which the New Issuance was made, such price to be paid in full in cash or by check at the time of issuance of such securities to the Series A, B, C, D and R Holders so that, after giving effect to the issuance to the Series A, B, C, D and R Holders and the conversion, exercise and exchange into or for (whether directly or indirectly) shares of Common Stock of all such Rights and Convertible Securities, each holder of Series A Stock, each holder of Series B Stock, each holder of Series C Stock, each holder of Series D Stock and each holder of Series Roche Stock who exercises such right will continue to maintain its same proportionate ownership of Common Stock as of the date immediately preceding the New Issuance, treating each Series A, B, C, D and R Holder, for the purpose of such computation, as the holder of the number of shares of Common Stock which would be issuable to it upon conversion, exercise and exchange of all Rights and Convertible Securities held by it on the date immediately preceding the New Issuance and assuming the like conversion, exercise and exchange of all such securities held by other persons. The rights set forth in this Article 2 shall be exercised by the Series A, B, C, D and R Holders, if at all, by written notice to the Company delivered not later than thirty (30) days after the receipt by the Series A, B, C, D and R Holders of the Offer Notice in accordance with the terms and conditions stated therein, and such right shall expire at the end of the thirtieth day after the day of the receipt by the Series A, B, C, D and R Holders of the Offer Notice.

                  (b) If any Series A, B, C, D or R Holder fails to exercise its right hereunder to purchase its proportionate ownership interest ("Equity Percentage") of a New Issuance (or fails to pay the purchase price in respect of such New Issuance in full in cash at the proposed time of closing), the Company shall so notify the other Series A, B, C, D and R Holders in a written notice (the "Excess Securities Notice"). The Excess Securities Notice shall be given by the Company promptly after it learns of the intention of any Series A, B, C, D or R Holder not to purchase all of its Equity Percentage of the New Issuance or the failure of any Series A, B, C, D or R Holder to pay such purchase price, but in no event later than ten (10) days after the expiration of the 30-day period. The Series A, B, C, D and R Holders who or which have agreed to purchase their Equity Percentage of the New Issuance shall have the right to purchase the portion not purchased by such holder of Series A Stock, Series B Stock, Series C Stock, Series D Stock or Series Roche Stock (the "Excess Securities"), on a pro rata basis, by giving notice within ten (10) days after receipt of the Excess Securities Notice from the Company. The twenty

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(20) day period during which (i) the Company must give the Excess Securities
Notice to the other Series A, B, C, D and R Holders, and (ii) each of the other Series A, B, C, D and R Holders must give the Company notice of its intention to purchase all or any portion of its pro rata share of the its Excess Securities, is hereinafter referred to as the "Excess Securities Period."

                  2.3 EXEMPT ISSUANCES. The term "Exempt Issuances" referred to in Section 2.1 which will not give the Series A, B, C, D and R Holders the rights described in Section 2.2 are issuances of Excluded Shares as such term is defined in Section B(2)(d)(i)(D) of Article Fifth of the Second Amended and Restated Certificate of Incorporation, as such definition may be amended from time to time.

                  2.4 TERMINATION. The respective rights and obligations of the parties under this Article 2 shall terminate upon the closing of the Company's Initial Public Offering.

                  3.       KANDEL STOCK PLAN ISSUANCES

         3.1 ANTI-DILUTION PROTECTION FOR DR. ERIC KANDEL. The Investors acknowledge and agree that if, during the term of the consulting agreement (the "Kandel Agreement") between the Company and Dr. Eric R. Kandel ("Kandel") and until immediately prior to the closing of the Company's Initial Public Offering (the "IPO"), the Company issues additional shares of Common Stock, or shares of capital stock or debt convertible into or exchangeable for shares of Common Stock (excluding shares issued in the IPO), the Company will become obligated to grant to Kandel an option to purchase, at an exercise price per share equal to the price per share of the issued securities giving rise to the option grant, an aggregate number of additional shares of Common Stock such that, after giving effect to such issuance by the Company and such grant to Kandel, Kandel and members of Kandel's immediate family shall continue to beneficially own, in the aggregate, the same percentage of the Company's issued and outstanding Common Stock that they owned immediately prior to such issuance. The Investors further acknowledge and agree that the Company shall in no event grant to Kandel options to purchase additional shares of Common Stock if, after giving effect to such grant, Kandel and members of Kandel's immediate family would beneficially own, in the aggregate, more than five percent (5%) of the Company's issued and outstanding Common Stock. Notwithstanding the foregoing, if the Company hereafter issues shares of its Common Stock or preferred stock (or securities convertible into Common Stock or preferred stock) (other than "Excluded Shares", as defined in the Amended and Restated Certificate of Incorporation of the Company) ("New Securities") for a purchase price (or exercise or conversion price, as applicable) per share less than the Effective Price (as defined below), then the options to purchase additional shares of Common Stock that Kandel would otherwise receive pursuant to the foregoing shall be reduced by multiplying the five percent (5%) amount referred to above by an Adjustment Factor calculated as follows:

         (A)      The "Adjustment Factor" shall be determined by:

                           (i)      dividing an amount equal to the sum of:

                                    (a)      the number of shares of Common
Stock outstanding on a fully-diluted basis immediately prior to such issuance, and

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                                    (b)      the consideration, if any, received
by the Company from such issuance divided by the Effective Price, by

                           (ii)     by the total number of shares of Common
Stock outstanding on a fully-diluted basis immediately after such issuance.

The Investors further acknowledge and agree that, subject to the preceding sentence and compliance with applicable law, contemporaneously with and subject to the closing of the Company's IPO, the Company will be obligated to grant to Kandel an option to purchase an aggregate number of additional shares of Common Stock equal to the product of (A) the number of options to purchase Common Stock outstanding immediately prior to the closing of the Company's IPO (excluding options to purchase Common Stock issued to Kandel or to members of Kandel's immediate family), multiplied by (B) the percentage of the Company's issued and outstanding Common Stock owned by Kandel and members of Kandel's immediate family immediately prior to the closing of the Company's IPO. For purposes of the Kandel Agreement, (i) in determining Kandel's percentage holdings of any class of the Company's equity securities, there shall be included in the numerator all shares of stock of such class that Kandel holds, directly or indirectly, and all shares of stock of such class issuable to Kandel, directly or indirectly, upon the exercise of stock options, rights or other equity or equity-based securities (other than shares issuable only upon the occurrence of an event of dilution), but shall include in the denominator only shares of such class actually issued and outstanding, plus all shares of such class issuable to Kandel, directly or indirectly, upon the exercise of stock options, rights or other equity or equity-based securities (other than shares issuable only upon the occurrence of an event of dilution) and (ii) in determining the amount of securities Kandel holds, directly or indirectly, or that are issuable to Kandel, directly or indirectly, there will be included, without limitation, (A) any securities issued or issuable by the Company to members of Kandel's immediate family and (B) any securities issued or issuable by the Company to Kandel, or securities allocated or allocable to Kandel under Columbia University's inventorship policies, as royalties under a license by the Company of technology of which Kandel is an inventor (the "University Shares"), unless Kandel has instructed the University not to deliver or transfer University Shares to Kandel personally but instead to hold such shares until the University decides to liquidate them and then to contribute the cash proceeds to Kandel's laboratory.

         3.2 DETERMINATION OF CONSIDERATION RECEIVED. In the case of the issuance of New Securities in whole or in part for cash, the consideration received by the Company shall be deemed to be the amount of cash paid therefor, plus the value of any property other than cash received by the Company as provided in the next sentence. In the case of the issuance of New Securities for consideration in whole or in part in property or consideration other than cash, the value of such property or consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company.

         3.3 EFFECTIVE PRICE. As used herein, the "Effective Price" shall initially be $2.50. The Effective Price shall be equitably adjusted from time to time to account for any stock split, stock dividend, combination, reorganization, recapitalization or similar event involving a change in the Common Stock.

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                  4.       TRANSFER OF REGISTRABLE SECURITIES;
                           REGISTRATION

                  4.1 RESTRICTIVE LEGEND. Each certificate representing Registrable Securities shall, except as otherwise provided in this Section 4.1 or in Section 4.2, be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933 or any other securities laws. These securities have been acquired for investment and not with a view to distribution or resale. Such securities may not be offered for sale, sold, delivered after sale, transferred, pledged or hypothecated in the absence of an effective registration statement covering such securities under the Securities Act of 1933 and any other applicable securities laws, unless the holder shall have obtained an opinion of counsel reasonably satisfactory to the corporation that such registration is not required."

                  Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if there is an effective registration statement covering the securities represented by such certificate or, with such request, the Company shall have received either the opinion referred to in Section 4.2(a)(i) or the "no-action" letter referred to in
Section 4.2(a)(ii).

                  4.2      NOTICE OF PROPOSED TRANSFER.

                  (a) Prior to any proposed sale, pledge, hypothecation or other transfer of any Registrable Securities (other than under the circumstances described in Section 4.3, 4.4 or 4.5), the holder thereof shall give written notice to the Company of its intention to effect such sale, pledge, hypothecation or other transfer. Each such notice shall describe the manner of the proposed sale, pledge, hypothecation or other transfer and, if requested by the Company shall be accompanied by either (i) an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed sale, pledge, hypothecation or other transfer may be effected without registration under the Securities Act or (ii) a "no action" letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel or "no action" letter shall be required for a distribution to one or more partners or members of the transferor (in the case of a transferor that is a partnership or limited liability company), to a stockholder (in the case of a transferor that is a corporation) or to a trust grantor (in the case of a transferor that is a trust) in each case in respect of the beneficial interest of such partner, stockholder or trust. Each certificate for Registrable Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 4.1, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel or "no-action" letter referred

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to above is to the further effect that the transferee and any subsequent transferee (other than an Affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act or that such legend is not required to establish compliance with any provisions of the Securities Act. Notwithstanding any other provision hereof, the restrictions provided for in this Section 4.2 shall not apply to securities which are not required to bear the legend prescribed by Section 4.1 in accordance with the provisions of that Section. If the Company does not accept an opinion of counsel required hereby signed by the original holder's counsel (it being agreed that an opinion of Dewey Ballantine LLP, Gibbons, Del Deo, Dolan, Griffinger & Vecchione, P.C., Wollmuth Maher & Deutsch LLP or Sidley Austin Brown & Wood LLP shall be considered satisfactory), the Company will pay the reasonable fees and disbursements of other counsel in connection with all opinions rendered by them pursuant to this Section 4.2.

                  (b) No such opinion of counsel or "no action" letter from the Commission, as set forth in Section 4.2(a) above, shall be required in the event of a sale, pledge, hypothecation or other transfer of any Registrable Securities to (i) any Affiliate of an Investor, including, without limitation, any venture capital limited partnership now existing or hereafter formed which controls, is controlled by or is under common control with such Investor; and
(ii) any successors or assigns of any of the foregoing persons, provided that the transferee agrees in writing to be subject to this Agreement to the same extent as if such transferee were originally a signatory.

                  4.3      REQUIRED REGISTRATION.

                  (a) At any time after the Initial Public Offering, one or more of the holders of Registrable Securities constituting at least 25% of the total shares of Registrable Securities then outstanding may request the Company to register for sale under the Securities Act all or any portion of the shares of Registrable Securities held by such requesting holder or holders for sale in the manner specified in such notice; provided, however, that the proposed offering price of the Registrable Securities held by such holder or holders must be at least $5,000,000.

                  (b) Following receipt of any notice under this Section 4.3, the Company shall immediately notify all holders of Registrable Securities from whom notice has not been received and such holders shall then be entitled within thirty (30) days after receipt of such notice from the Company to request the Company to include in the requested registration all or any portion of their shares of Registrable Securities. The Company shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in the notice from requesting holders described in paragraph (a) above, within 180 days of its receipt of such notice, the number of shares of Registrable Securities specified in such notice (and in all notices received by the Company from other holders within thirty (30) days after the receipt of such notice by such holders). The Company shall be obligated to register the Registrable Securities pursuant to this Section 4.3 on three (3) occasions only, provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Registrable Securities specified in notices received as aforesaid (except to the extent reduced (but not by more than 10%) by the managing underwriter, if any, pursuant to Section 4.3(d)), for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public

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

offering, all such shares shall have been sold pursuant thereto. Notwithstanding anything to the contrary contained herein, no request may be made under this
Section 4.3 after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering and prior to the later to occur of the completion of the period of distribution for such offering or 90 days after the effective date of such registration statement.

                  (c) If the holders requesting such registration intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 4.3 and the Company shall include such information in the written notice referred to in paragraph (b) above. The right of any holder to registration pursuant to this Section 4.3 shall be conditioned upon such holder's agreeing to participate in such underwriting and to permit inclusion of such holder's Registrable Securities in the underwriting. If such method of disposition is an underwritten public offering, the holders of at least a majority in interest of the shares of Registrable Securities to be sold in such offering may designate the managing underwriter of such offering, which managing underwriter shall be reasonably acceptable to the Company. A holder may elect to include in such underwriting all or a part of the Registrable Securities it holds.

                  (d)      A registration statement filed pursuant to this
Section 4.3 may, subject to the following provisions, include (i) shares of Common Stock for sale by the Company for its own account, (ii) shares of Common Stock held by officers or directors of the Company, and (iii) shares of Common Stock held by persons who by virtue of agreements with the Company in compliance with the provisions of Section 4.12 hereof are entitled to include such shares in such registration (the "Other Shareholders"), in each case for sale in accordance with the method of disposition specified by the requesting holders; provided, however, that if the number of shares so included pursuant to clauses
(i), (ii) and (iii) above exceeds the number of Registrable Securities presented by the holders requesting registration thereof, then such registration shall be deemed to be a registration in accordance with Section 4.4. If such registration shall be underwritten, the Company, such officers and directors and Other Shareholders proposing to distribute their shares through such underwriting shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting on terms no less favorable to such officers, directors or Other Shareholders than the terms afforded the holders of Registrable Securities. If and to the extent that the managing underwriter determines that marketing factors require a limitation on the number of shares to be included in such registration, then the shares of Common Stock held by officers or directors (other than Registrable Securities) of the Company or by Other Shareholders (other than Registrable Securities) and shares of Common Stock to be sold by the Company for its own account shall be excluded from such registration to the extent so required by such managing underwriter, and unless the holders of such shares and the Company have otherwise agreed in writing, such exclusion shall be applied first to the shares held by the directors and officers and the Other Shareholders to the extent required by the managing underwriter, then to the shares of Common Stock of the Company to be included for its own account to the extent required by the managing underwriter. If the managing underwriter determines that marketing factors require a limitation of the number of Registrable Securities to be registered under this Section 4.3, then Registrable Securities shall be excluded in such manner that the securities to be sold shall be allocated among the selling holders pro rata based on their ownership of Registrable Securities. In any event all securities to be sold other than Registrable Securities will be excluded prior to any exclusion of Registrable Securities. No Registrable Securities or any other security excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any holder of Registrable Securities, officer, director and Other Shareholder who has requested inclusion in such registration as provided above, disapproves of the terms of the underwriting, such holder of securities may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The securities so withdrawn shall also be withdrawn from registration. Except for registration statements on Form S-4, S-8 or any comparable form or successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 4.3 until the completion of the period of distribution of the registration contemplated thereby or 120 days after the effective date of such registration, whichever is later.

                  4.4 INCIDENTAL REGISTRATION. If the Company at any time (other than pursuant to Section 4.3 or Section 4.5) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or any successor to such forms or another form not available for registering the Registrable Securities for sale to the public), each such time it will promptly give written notice to all holders of the Registrable Securities of its intention so to do. Upon the written request of any such holder, received by the Company within thirty (30) days after the giving of any such notice by the Company, to register any or all of its Registrable Securities, the Company will use its best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Registrable Securities so registered. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the holders of Registrable Securities as a part of the written notice given pursuant to this Section 4.4. In such event the right of any holder of Registrable Securities to registration pursuant to this Section 4.4 shall be conditioned upon such holder's participation in such underwriting to the extent provided herein. All holders of Registrable Securities proposing to distribute their securities through such underwriting shall (together with the Company and the Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 4.4, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise all holders of securities requesting registration of any limitations on the number of shares to be underwritten, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated (i) first to the Company with respect to shares of Common Stock being sold for its own account; and (ii) then, to holders of Registrable Securities requesting registration in proportion, as nearly as practicable, to the respective amounts of securities owned by them. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this

Section 4.4 without thereby incurring any liability to the holders of Registrable Securities. If any holder of Registrable Securities disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                  4.5      REGISTRATION ON FORM S-3.

                  (a) In addition to the rights provided in Sections 4.3 and 4.4, subject to a limit of one (1) registration hereunder in any six (6) month period, if at any time (i) any holder or holders of the Registrable Securities request that the Company file a registration statement on Form S-3 or any comparable or successor form thereto for a public offering of all or any portion of the shares of Registrable Securities held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $500,000, and (ii) the Company is a registrant entitled to use Form S-3 or any comparable or successor form thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any comparable or successor form thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Registrable Securities specified in such notice. Whenever the Company is required by this Section 4.5 to use its best efforts to effect the registration of Registrable Securities, each of the procedures and requirements of Section 4.3, including but not limited to the requirement that the Company notify all holders of Registrable Securities from whom notice has not been received and provide them with the opportunity to participate in the offering, shall apply to such registration, provided, however, that except as provided above, there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 4.5.

                  (b) The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms; and to that end the Company shall register (whether or not required by law to do so) the Common Stock under the Exchange Act in accordance with the provisions of that Act following the effective date of the first registration of any securities of the Company on Form S-1 or any comparable or successor form.

                  4.6 REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 4.3, 4.4 or 4.5 to use its best efforts to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

                  (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4.3, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities including executing an undertaking to file post-effective amendments and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified herein and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                  (c) furnish to each seller of Registrable Securities and to each underwriter such number of copies of the registration statement and each such amendment and supplement thereto (in each case including all exhibits) and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

                  (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, unless the Company is already subject to service in such jurisdiction;

                  (e) use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

                  (f) comply with all applicable rules and regulations under the Securities Act and Exchange Act;

                  (g) immediately notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (h) if the offering is underwritten and at the request of any seller of Registrable Securities, use its best efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters to such effects as reasonably may be requested by counsel for the underwriters, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

                  (i) make available for inspection by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, reasonable access to all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (j) cooperate with the selling holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as such holders or the managing underwriter may request at least two business days prior to any sale of Registrable Securities;

                  (k) permit any holder of Registrable Securities which holder, in the sole and exclusive judgment, exercised in good faith, of such holder, might be deemed to be a controlling person of the Company, to participate in good faith in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included; and

                  (l) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

                  For purposes of this Agreement, the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby or 180 days after the effective date thereof, provided, however, in the case of any registration of Registrable Securities on Form S-3 or a comparable or successor form which are intended to be offered on a continuous or delayed basis, such 180 day-period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a posteffective amendment, permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a)(3) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

                  In connection with each registration hereunder, the sellers of Registrable Securities will furnish to the Company in writing such information requested by the Company with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with Federal and applicable state securities laws.

                  4.7      EXPENSES.

                  (a) All expenses incurred by the Company in complying with Sections 4.3, 4.4 and 4.5, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of any insurance which might be obtained by the Company with respect to the offering by the Company, and fees and disbursements of one counsel selected by the holders of at least two-thirds (2/3) of the Registrable Securities being sold, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called "Selling Expenses".

                  (b) The Company will pay all Registration Expenses in connection with each registration statement under Section 4.3, 4.4 or 4.5; provided, that, in the event of a registration pursuant to Section 4.3 hereof which is withdrawn at the request of the Investors other than (i) as a result of the Company's failure to perform its obligations hereunder, (ii) as a result of a cutback by the underwriter of such registration in the amount of Registrable Securities which may be included in such registration by more than 10% or (iii) as a result of information concerning a materially adverse change in the Company's business or financial condition that is made known to the Investors after the date on which such registration was requested, the Investors shall pay the Registration Expenses with respect to such registration. In the event that a registration pursuant to Section 4.3 hereof is withdrawn pursuant to clauses
(i), (ii) or (iii) of this Section 4.7(b), the Investors shall, immediately following such withdrawal, be entitled to that number of registration requests pursuant to Section 4.3 hereof to which they would have been entitled not taking into account the withdrawn request. All Selling Expenses in connection with each registration statement under Section 4.3, 4.4 or 4.5 shall be borne by the participating sellers in proportion to the number of shares registered by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

                  4.8      INDEMNIFICATION AND CONTRIBUTION.

                  (a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 4.3, 4.4 or 4.5, the Company will indemnify and hold harmless each holder of Registrable Securities, its officers, directors and partners, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such holder or underwriter within the meaning of the Securities Act (each, an "Indemnitee"), against any losses, claims, damages or liabilities, joint or several, to which such Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any prospectus, offering circular or other document incident to such registration (including any related notification, registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Section 4.3, 4.4 or 4.5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof),
(ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"),
(iii) any omission or alleged omission to state in any such registration statement, prospectus, amendment or supplement or in any Blue Sky Applications executed or filed by the Company, a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) any violation by the Company or its agents of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration, or (v) any failure to register or qualify the Registrable Securities in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification (provided that in such instance the Company shall not be so liable if it has used its best efforts to so register or qualify the Registrable Securities) and will reimburse each Indemnitee for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, promptly after being so incurred, provided, however, that the Company will not be liable to an Indemnitee if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by such Indemnitee, in writing specifically stated to be for use in such registration statement or prospectus.

                  (b) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 4.3, 4.4 or 4.5, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each other seller of Registrable Securities, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, other seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any prospectus offering circular or other document incident to such registration (including any related notification, registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Section 4.3, 4.4 or 4.5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof), or any Blue Sky Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, other seller, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, promptly after being so incurred, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and provided further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the securities sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Registrable Securities covered by such registration statement. Not in limitation of the foregoing, it is understood and agreed that the indemnification obligations of any seller hereunder pursuant to any underwriting agreement entered into in connection herewith shall be limited to the obligations contained in this subparagraph (b).

                  (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this
Section 4.8 and shall only relieve it from any liability which it may have to such indemnified party under this Section 4.8 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 4.8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or that the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party, in the defense of any such claim or action, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or action. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 4.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 4.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 4.8; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder of Registrable Securities will be required to contribute any amount in excess of the proceeds received from the sale of all such Registrable Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                  (e)      The indemnities and obligations provided in this
Section 4.8 shall survive the transfer of any Registrable Securities by such holder.

                  4.9 CHANGES IN COMMON STOCK. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

                  4.10 RULE 144 AND 144A REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, except as provided in paragraph (c) below, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

                  (a) use its best efforts to comply with all of the reporting requirements of the

Exchange Act (whether or not it shall be required to do so) and shall comply with all other public information reporting requirements of the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any of the Registrable Securities by any holder of Registrable Securities (including any such exemption pursuant to Rule 144 or Rule 144A thereof, as amended form time to time, or any successor rule thereto or otherwise);

                  (b) cooperate with each holder of Registrable Securities in supplying such information as may be necessary for such holder of Registrable Securities to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act (under Rule 144 or Rule 144A thereunder or otherwise) for the sale of any of the Registrable Securities by any holder of Registrable Securities; and

                  (c) furnish to each holder of Registrable Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 or Rule 144A (or any successor rule) and, at any time after it has become subject to such reporting requirements, of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration.

                  4.11 "MARKET STAND-OFF' AGREEMENT. Each of the Investors agrees, severally and not jointly, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Purchaser during a period not to exceed (i) one hundred and eighty (180) days following the effective date of the first registration statement of the Company filed under the Securities Act and (ii) ninety (90) days following the effective date of any subsequent registration statement filed by the Company under the Securities Act, and to enter into an agreement to such effect; provided that (y) all persons including Shares in such offering and (z) all of the Company's officers, directors and holders of at least 5% of the outstanding Common Stock (or securities convertible into at least 5% of the Common Stock) also enter into agreements to such effect.

                  The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said period.

                  4.12 LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. The Company shall not, without the approval of the Board of Directors, including a majority of the Preferred Stock Directors (as defined in the Second Amended and Restated Certificate of Incorporation of the Company), which majority shall include the Series D Director (as defined in the Second Amended and Restated Certificate of Incorporation of the Company), grant to any third party any registration rights more favorable than, or in any way conflicting with, any of those contained herein, so long as any of the registration rights under this Agreement remains in effect, provided, in any event, (i) any grant of demand or required registration rights shall provide that the Purchasers have incidental or "piggyback" registration rights with respect thereto in accordance with the provisions of Section 4.4 hereof, and (ii) such rights shall not become effective prior to the rights of the holders of Registrable Securities hereunder.

                  4.13 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 4 may be assigned (but only with all related obligations) by a holder of Registrable Securities to a transferee or assignee of such securities who is not engaged in a business activity competitive with the Company (as reasonably determined by the Company's Board of Directors) and who, after such assignment or transfer, holds at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and similar recapitalization events), provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if (i) immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act and (ii) the transferee or assignee shall acknowledge in writing that the transferred or assigned Registrable Securities shall remain subject to this Agreement. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 4.

                  5.       BOARD OF DIRECTORS

                  5.1 ELECTION OF DIRECTORS. Each Investor shall take or cause to be taken such actions as may be required from time to time to establish and maintain the number of persons comprising the Board of Directors of the Company at nine (9), or such other number as the Board of Directors, including a majority of the Preferred Stock Directors, in their discretion, may determine from time to time, and to elect as directors (i) the five (5) Preferred Stock Directors, which shall initially include (A) Jonathan Fleming who shall serve as Chairman of the Board of Directors, (B) Dr. Anthony B. Evnin, (C) Dr. Alix Marduel, (D) an individual designated by OrbiMed Advisors LLC or its Affiliates, who initially shall be Dr. Michael E. Sheffery, and (E) an individual designated by Biomedicine, L.P. or its Affiliates, who initially shall be Michael E. Meyers, (ii) an individual designated by the holders of the Common Stock, (iii) Dr. Axel Unterbeck, so long as he is then employed as the Company's President or Chief Scientific Officer, (iv) Tony Scullion, so long as he is then employed as the Company's Chief Executive Officer, and (v) an individual with experience in the pharmaceutical industry who is not an officer or employee of the Company and who shall be reasonably acceptable to a majority of the other members of the Board of Directors, including a majority of the Preferred Stock Directors (which majority shall include the Series D Director). Mr. Fleming, Dr. Evnin, Dr. Marduel and Dr. Sheffery shall serve as the Series A-B-C Directors (as defined in the Amended and Restated Certificate of Incorporation); and Mr. Meyers shall serve as the Series D Director. Without limiting the generality of the foregoing, at each annual meeting of the stockholders, and at each special meeting of the stockholders called for the purpose of electing directors of the Company, and at any time at which the stockholders have the right to, or shall, elect directors of the Company, then, and in each event, the Investors shall vote all Shares owned by them (or shall consent in writing in lieu of a meeting of stockholders, as the case may be) to set the number of, and to elect persons as, directors of the Company in accordance with the preceding sentence. In addition, the Audit Committee of the Board of Directors of the Company shall be initially comprised of Dr. Evnin, Dr. Gilbert and Dr. Sheffery, and the Compensation Committee of the Board of Directors of the Company shall be initially comprised Mr. Fleming, Dr. Marduel and Mr. Meyers.

                  5.2 REMOVAL OF DIRECTORS; FILLING OF VACANCIES. Each Investor shall take all action necessary to remove forthwith any director when such removal is requested for any reason, with or without cause, by the Investor that designated such director for election. In the case of the death, resignation or removal as herein provided of a director, each Investor shall vote all Shares owned by him, her or it to elect another person designated by the same Investor that designated the deceased, resigning or removed director if, at the time such vacancy occurs, such Investor shall have the right to have a person designated by him elected as a director pursuant to Section 5.1. Each Investor agrees to use his best efforts to prevent any action from being taken by the Board of Directors during the pendency of any vacancy due to the death, resignation or removal of a director unless the party entitled to have a person designated by him to fill such vacancy shall have failed for a period often (10) days after written notice of such vacancy to designate a replacement.

                  5.3 TERMINATION. The provisions set forth in this Article 5 shall be of no further force and effect upon the closing of the Company's Initial Public Offering.

                  6.       AFFIRMATIVE COVENANTS OF THE COMPANY

                  The Company covenants and agrees that, from the date of the Closing under the Series D Purchase Agreement and thereafter so long as any Purchaser owns Registrable Securities, it will perform and observe the following covenants and provisions, and will cause each Subsidiary, if and when such Subsidiary exists, to perform and observe the following covenants and provisions as applicable to such Subsidiary.

                  6.1 FINANCIAL STATEMENTS; OTHER REPORTS. The Company and each Subsidiary will maintain proper books of account and records in accordance with generally accepted accounting principles applied on a consistent basis, and will deliver to each Purchaser owning at least one hundred thousand (100,000) shares of the Company's capital stock on a fully diluted basis, treating all preferred stock on an as converted basis but excluding any unexercised options, warrants or purchase rights (each, a "Rights Holder"):

                  (a) as soon as available and in any event within forty-five (45) days after the end of each of the first three quarters of each fiscal year of the Company, a consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related statements of income and stockholders' equity and of cash flows of the Company for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year and the budget for such current year, all in reasonable detail and prepared in accordance with generally accepted accounting principles consistently applied, and duly certified (subject to year-end audit adjustments) by the chief financial officer of the Company;

                  (b)      as soon as available and in any event within thirty
(30) days after the end of each quarter of each fiscal year of the Company, a certificate executed by the President, Vice President or Chief Financial Officer of the Company stating that the Company is, and has been during such quarterly accounting period, in compliance with the terms and conditions set forth in this Agreement;

                  (c) as soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, a copy of the annual audit report for such year for the Company, including therein a consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and statements of income and stockholders' equity and of cash flows of the Company for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all duly certified by independent public accountants of recognized standing acceptable to the Rights Holders;

                  (d) promptly upon receipt thereof, any written report submitted to the Company by independent public accountants in connection with an annual or interim audit of the books of the Company and its Subsidiaries made by such accountants;

                  (e) promptly after sending, making available, or filing the same, such reports and financial statements as the Company shall send or make available to the stockholders of the Company;

                  (f) promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Company or its Subsidiaries, any technology or patent rights which it has or they have, or any other assets of the Company or its Subsidiaries or any key employee or officer (in their capacity as such);

                  (g) promptly after the occurrence thereof and in any event within five (5) business days after it becomes aware of each occurrence, notice of any material adverse change in the business, assets, properties, management, operations or financial condition of the Company or its Subsidiaries;

                  (h) promptly upon becoming available: (i) copies of all financial statements, minutes, reports, press releases, notices, proxy statements and other documents sent by the Company to its Stockholders or released to the public and copies of all regular and periodic reports, if any, filed by the Company with the Commission or any securities exchange or self-regulatory organization; and (ii) any other financial or other information available to management of the Company that any of the Purchasers shall have reasonably requested on a timely basis; and

                  (i) at least 15 days prior to the beginning of each fiscal year of the Company, an operating plan with monthly and quarterly breakdowns (the "Budget") for each fiscal year, which the Company shall be required to prepare and submit to the Board. The Budget shall be deemed accepted as the Budget for such fiscal year only when it has been approved by the Board. The Budget shall be reviewed by the Company periodically and all changes therein, and all material deviations therefrom, shall be reviewed by the Board on at least a quarterly basis.

                  Neither the foregoing provisions of this Section nor any other provision of this Agreement shall be in limitation of any rights which a Purchaser may have with respect to the books and records of the Company and its Subsidiaries, or to inspect their properties or discuss their affairs, finances and accounts, under the laws of the jurisdictions in which they are incorporated.

                  6.2 INSPECTION AND OTHER INFORMATION. Each Rights Holder and such agents, advisors and counsel as such Rights Holder may designate, may, at its expense, visit and inspect any of the properties of the Company and each Subsidiary, examine the books of account of the Company and each Subsidiary, take extracts therefrom and discuss the affairs, finances and accounts of the Company and each Subsidiary with its officers and employees and public accountants (and by this provision the Company and each Subsidiary hereby authorizes said accountants to discuss with such Rights Holder and such persons its finances and accounts), at reasonable times and with reasonable prior notice during normal business hours. All such visits and inspections shall be conducted in a manner which will not unreasonably interfere with the normal business operations of the Company and each Subsidiary. The Company and each Subsidiary will furnish to each such Rights Holder such other information as it from time to time may reasonably request.

                  6.3 INDEPENDENT ACCOUNTANTS. The Company will retain KPMG or such other independent public accountants of recognized national standing approved by the Company's Board of Directors who shall certify the Company's consolidated financial statements at the end of each fiscal year. In the event the services of the independent public accountants, so selected, or any firm of independent public accountants hereafter employed by the Company are terminated, the Company will promptly thereafter notify the Rights Holders and will request the firm of independent public accountants whose services are terminated to deliver to the Rights Holders a letter of such firm setting forth the reasons for the termination of their services. In the event of such termination, the Company will promptly thereafter engage another such firm of independent public accountants. In its notice to the Rights Holders, the Company shall state whether the change of accountants was recommended or approved by the Board of Directors or any committee thereof.

                  6.4 MAINTENANCE OF INSURANCE. The Company and each Subsidiary will maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company operates, including, without limitation, directors' and officers' liability insurance.

                  6.5 MAINTENANCE OF KEY-PERSON LIFE INSURANCE. The Company will continue to maintain in full force and effect without interruption term life insurance on the life of Dr. Axel Unterbeck, with a financially sound and reputable insurance company or association and in the amount of at least $1,000,000, which proceeds shall be payable to the order of the Company. The Company will not cause or permit any assignment of the proceeds of either policy or change in beneficiary, and will not borrow against either policy. The Company will add the Purchasers as notice parties to each such policy, and will request that the issuer of each such policy provide each Purchaser with twenty (20) days' notice before such policy is terminated (for failure to pay premiums or otherwise) or assigned, or before any change is made in the designation of the beneficiary thereof.

                  6.6 EMPLOYEE NONDISCLOSURE AND NONCOMPETITION AGREEMENTS. The Company shall use its best efforts to obtain, and shall cause its subsidiaries (if any) to use their best efforts to obtain, a Confidentiality and Noncompetition Agreement in substantially the form of Exhibit C attached to the Series D Purchase Agreement from all key employees and from any other employees who will have access to confidential information of the Company or any of its subsidiaries, upon their employment by the Company or any of its subsidiaries.

                  6.7 PRESERVATION OF CORPORATE EXISTENCE. The Company and each Subsidiary will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties. The Company and each Subsidiary shall preserve and maintain all licenses and other rights to use patents, processes, licenses, trademarks, trade names, inventions, Intellectual Property Rights or copyrights owned or possessed by it and necessary to the conduct of its business.

                  6.8 COMPLIANCE WITH LAWS. The Company will comply, and cause each of its Subsidiaries to comply, with all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which could materially adversely affect its business or condition, financial or otherwise.

                  6.9 COMPENSATION. The Company and each Subsidiary shall pay to its management compensation which is not in excess of compensation customarily paid to management in companies of similar size, of similar maturity, and in similar businesses and all management compensation and all policies relating thereto, shall be approved in advance by a majority of the Company's Board of Directors.

                  6.10 NEW DEVELOPMENTS. The Company and each Subsidiary will cause all technological developments, patentable or unpatentable inventions, discoveries or improvements by their officers, employees or consultants to be documented in accordance with appropriate professional standards, cause all officers, employees and consultants to execute appropriate patent and copyright assignment agreements to the Company and such Subsidiary, as the case may be, and, where possible and appropriate, cause all officers, employees and consultants to file and execute United States and foreign patent or copyright applications relating to and protecting such developments on behalf of the Company or such Subsidiary.

                  6.11 MEETINGS OF DIRECTORS AND COMMITTEES; EXPENSES OF DIRECTORS. The Company shall hold meetings of the Company's Board of Directors not less frequently than six times during any calendar year. The Company shall promptly reimburse in full each director of the Company for all of his or her reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof or in connection with any special project. No action shall be taken at any such meeting if at least three Preferred Stock Directors are not present at such meeting.

                  6.12 PROMPT PAYMENT OF TAXES, ETC. The Company and each Subsidiary will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company or any Subsidiary; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company or such Subsidiary shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company and each Subsidiary will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor. The Company and each Subsidiary will promptly pay or cause to be paid when due, or in conformance with customary trade terms, all other Indebtedness incident to operations of the Company and each Subsidiary.

                  6.13 MAINTENANCE OF PROPERTIES AND LEASES. The Company will keep its properties and those of its Subsidiaries in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company and its Subsidiaries will at all times comply with each provision of all leases to which any of them is a party or under which any of them occupies property if the breach of such provision might have a material adverse effect on the condition, financial or otherwise, or operations of the Company or such Subsidiary.

                  6.14 COMPLIANCE WITH AGREEMENTS. The Company and all of its Subsidiaries shall duly comply with all of the provisions of the contracts, obligations, agreements, plans, arrangements and commitments to which any of them is a party or by which any of them is bound.

                  6.15 AVAILABILITY OF COMMON STOCK. The Company will, from time to time, in accordance with the laws of the State of Delaware, use its best efforts to obtain from its shareholders approval of an increase in the authorized amount of Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall be insufficient to permit conversion of all then outstanding shares of Preferred Stock.

                  6.16 STOCK DISPOSITIONS. The Company and each employee or officer of the Company who hereafter acquires shares of the Company's capital stock from the Company, or any option or right to acquire shares of the Company's capital stock from the Company, shall enter into (if they have not already done so) an agreement in such form as approved by the Board of Directors, pursuant to which the Company shall have the right to repurchase such shares of the Company's capital stock from such employee or officer upon the cessation of his or her employment with the Company.

                  6.17 TERMINATION OF AFFIRMATIVE COVENANTS. The covenants set forth in this Article 6 shall be of no further force or effect upon the closing of the Company's Initial Public Offering.

                  7.       NEGATIVE COVENANTS

                  Without limiting any other covenants or provisions hereof, the Company covenants and agrees that it will comply with and observe the following negative covenants and provisions, and will cause each Subsidiary to comply with and observe such of the following negative covenants and provisions as are applicable to such Subsidiary, if and when such Subsidiary exists, and will not, without first having obtained either (y) the approval of the Board of Directors, including a majority of the Preferred Stock Directors (which majority shall include the Series D Director), or (z) the affirmative vote or written consent of the holders of at least 66 2/3% of the outstanding shares of Preferred Stock, do any of the actions set forth in the following negative covenants and provisions, provided, however, that if any of the actions set forth below adversely affects the Series A Stock, the Series B Stock, the Series C Stock, the Series D Stock or the Series Roche Stock only, such action must be approved by the affirmative vote or written consent of holders of at least 66 2/3% of the outstanding shares of such series voting separately from any other series or class of shares.

                  7.1 BUSINESS. The Company will not engage in any business other than the business of research, development and production of pharmaceutical products that improve memory or enhance cognition or any other activities directly related to the foregoing.

                  7.2 MERGER AND SALE OF ASSETS; LIQUIDATION AND DISSOLUTION. The Company will not merge or consolidate with any other Person or sell, assign, lease or otherwise dispose of all or substantially all of its assets, in one transaction or in a series of transactions, nor dissolve or liquidate the Company.

                  7.3 AMENDMENTS TO CHARTER AND BY-LAWS. The Company will not amend its Certificate of Incorporation or By-laws.

                  7.4 DISTRIBUTIONS; SECTION 305. Neither the Company nor any Subsidiary will purchase, redeem, retire, or otherwise acquire for value any shares of its capital stock (or rights, options or warrants to purchase such shares) now or hereafter outstanding, return any capital to its stockholders (such transactions being hereinafter referred to as "Distributions"), and neither the Company nor any Subsidiary shall declare or pay any dividends or make any distribution of assets to its stockholders as such, except for (i) dividends on the Common Stock paid out of earnings; and (ii) repurchases of shares of Common Stock held by employees, consultants, directors, or officers of the Company that are subject to stock repurchase agreements under which the Company has the right to repurchase such shares in the event of termination of employment.

                  7.5 DEALINGS WITH AFFILIATES. Except for existing agreements described in Schedule 2.21 to the Series D Purchase Agreement, neither the Company nor any Subsidiary will enter into any transaction or agreement other than indemnification and employment transactions in the ordinary course of the Company's business with any employee, officer or director or any member of their families, or any corporation or other entity in which any one or more of such persons holds, directly or indirectly, five percent (5%) or more of any class of capital stock, or with any other Affiliate of the Company, except agreements and transactions on terms no less favorable to the Company or any Subsidiary than it would obtain in a transaction between unrelated parties, and then only if such agreements or transactions are approved by the disinterested members of the Board of Directors.

                  7.6 TRANSFERS OF TECHNOLOGY. Neither the Company nor any Subsidiary will transfer any ownership or interest in, or material rights relating to, any of its Intellectual Property Rights to any Person, except pursuant to licensing agreements and other transfers made in the ordinary course of business and approved by the Board of Directors.

                  7.7 RESTRICTIVE AGREEMENTS PROHIBITED. Neither the Company nor any of its Subsidiaries shall become a party to any agreement which by its terms restricts the Company's performance of its obligations pursuant to the terms of this Agreement, the Series Roche Purchase Agreement, the Series D Purchase Agreement, the Series C Purchase Agreement, the Series B Purchase Agreement, that certain Purchase Agreement dated April 24, 1998 relating to the sale by the Company of the Series A Stock, or the provisions relating to the Series A Stock, Series B Stock, Series C Stock, Series D Stock or Series Roche Stock included in the Second Amended and Restated Certificate of Incorporation, including, but not limited to, registration rights and the payment of dividends on, the redemption, voting or conversion of the Series A Stock, the Series B Stock, the Series C Stock, the Series D Stock or the Series Roche Stock, provided, however, that nothing in this Section 7.7 shall prohibit any amendment of or waiver of any provision of this Agreement or any of the foregoing agreements or the Second Amended and Restated Certificate of Incorporation, if such amendment or waiver is in accordance with the applicable provisions of this Agreement and other applicable law.

                  7.8 MERGERS, SALE OF ASSETS, ETC. OF SUBSIDIARIES. The Company shall not permit any Subsidiary to consolidate or merge into or with or sell or transfer all or substantially all its assets, except that any Subsidiary may (i) consolidate or merge into or with or sell or transfer assets to any other Subsidiary, or (ii) merge into or sell or transfer assets to the Company.

                  7.9 MAINTENANCE OF OWNERSHIP OF SUBSIDIARIES. The Company shall not sell or otherwise transfer any shares of capital stock of any Subsidiary, except to the Company or another Subsidiary, or permit any Subsidiary to issue, sell or otherwise transfer any shares of its capital stock or the capital stock of any Subsidiary, except to the Company or another Subsidiary.

                  7.10 SECURITIES OF OTHER PERSONS. Except for short-term investments in highly rated instruments, money market funds, bank certificates of deposit or similar low risk securities, neither the Company nor any Subsidiary shall purchase any stock or other securities of any Person, unless such Person is wholly-owned.

                  7.11 U.S. REAL PROPERTY HOLDING CORPORATION. The Company will not be a "United States real property holding corporation", as defined in
Section 897(c)(2) of the Code and Section 1.897-2(b) of the Regulations promulgated by the Internal Revenue Service and upon written request, will provide to any holder of Registrable Securities a statement to the effect informing such holder whether such interest constitutes a U.S. real property interest.

                  7.12 STOCK AND OPTION AGREEMENTS. The Company will not issue Common Stock or stock options to its officers, directors, employees or others who render services to the Company except (A) pursuant to the 1998 Employee, Director and Consultant Stock Option Plan in an aggregate amount not exceeding 9,500,000 shares of Common Stock or such greater number of shares of Common Stock as approved by the Board of Directors, including a majority of the Preferred Stock Directors, or (B) pursuant to any other stock option plan approved by the Board of Directors, including a majority of the Preferred Stock Directors; provided, however, that the negative covenants of this Section 7.12 shall not apply to options granted to Eric R. Kandel, M.D. pursuant to a Consulting Agreement dated as of April 1, 1998, as heretofore amended, by and between the Company and Dr. Eric R. Kandel, provided further, that such options issued to Eric R. Kandel have an exercise price approved by the Board of Directors, including a majority of the Preferred Stock Directors. The Company will not amend or modify the 1998 Employee, Director and Consultant Stock Option Plan, or otherwise enact a new stock option plan without the approval of the Board of Directors, including a majority of the Preferred Stock Directors. For purposes of this Section 7.12, in each case where reference to a majority of the Preferred Stock Directors is made, such majority shall include the Series D Director.

                  7.13 TERMINATION OF NEGATIVE COVENANTS. The covenants set forth in this Article 7 shall be of no further force or effect upon the closing of the Initial Public Offering.

                  8.       MISCELLANEOUS

                  8.1 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand,
(ii) made by telecopy or facsimile transmission, (iii) sent by a nationally recognized (or substantially equivalent international) overnight courier, or
(iv) sent by registered or certified mail, return receipt requested, postage prepaid; provided, however, that certified mail shall not be used to effectuate any such notice, request, consent or other communication to addresses outside the United States.

                  If to the Company:     Memory Pharmaceuticals Corp.

                  With a copy to:        Sills Cummis Radin Tischman Epstein
                                         & Gross, A Professional Corporation
                                         One Riverfront Plaza

                                         Newark, New Jersey 07102-5400
                                         Attn: Ira Rosenberg, Esq.
                                         (973) 643-7000 (Telephone)
                                         (973) 643-6500 (Fax)

                 If to the Purchasers:   To the addresses set forth on Exhibit A

                                         With a copy to:
                                         Sidley Austin Brown & Wood LLP
                                         875 Third Avenue
                                         New York, New York 10022
                                         Attn: Alan L. Jakimo, Esq.
                                         (212) 906-2724 (Telephone)
                                         (212) 906-2021 (Fax)

                  All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.

                  8.2 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

                  8.3 MODIFICATIONS AND AMENDMENTS. This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least two-thirds (2/3) of the outstanding shares of Preferred Stock. Any waiver or consent hereunder shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

                  8.4 ASSIGNMENT. The rights and obligations under this Agreement may not be assigned by the Company without the prior written consent of at least a majority of the holders of Registrable Securities, unless specifically permitted by the terms hereof.

                  8.5 BENEFIT. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement, except for Dr. Walter Gilbert, Dr. Axel Unterbeck, and the Company's Chief Executive Officer as contemplated by Section 5.1 hereof.

                  8.6 GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

                  8.7 JURISDICTION AND SERVICE OF PROCESS. Any legal action or proceeding with respect to this Agreement shall be brought in the courts of the State of New Jersey or of the United States of America for the District of New Jersey. By execution and delivery of this Agreement, each of the parties hereto accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties hereto irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the party at its address set forth in Section 8.1 hereof.

                  8.8 SEVERABILITY. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

                  8.9 INTERPRETATION. The parties hereto acknowledge and agree that: (i) each party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

                  8.10 HEADINGS AND CAPTIONS. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

                  8.11 ENFORCEMENT. Each of the parties hereto acknowledges and agrees that the rights acquired by each party hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by the other parties were not performed in accordance with their specific terms or were otherwise breached. Accordingly, in addition to any other remedy to which the parties hereto are entitled at law or in equity, each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by any other party and to enforce specifically the terms and provisions hereof in any federal or state court to which the parties have agreed hereunder to submit to jurisdiction.

                  8.12 NO WAIVER OF RIGHTS, POWERS AND REMEDIES. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing among the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

                  8.13 TERMINATION OR AMENDMENT OF PRIOR AGREEMENTS. The parties hereto agree that the Third Amended Agreement shall hereby be terminated and of no force and effect, and shall be superseded in its entirety by this Agreement. The parties hereto also acknowledge and agree that the provisions set forth in Article 5 and Article 6 of the Preferred Stock Purchase Agreement dated April 24, 1998 by and among the Company and the Series A Purchasers have been deleted in their entirety, and are void and of no further force and effect.

                  8.14 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

                                         MEMORY PHARMACEUTICALS CORP.

                                         By /s/ Tony Scullion
                                            -------------------------------
                                            Name:  Tony Scullion
                                            Title: Chief Executive Officer

                                         SERIES A PURCHASERS:

                                         OXFORD BIOSCIENCE
                                         PARTNERS II L.P.
                                         By: OBP Management II L.P.

                                         By /s/ Jonathan J. Fleming
                                            -------------------------------
                                            Name:  Jonathan J. Fleming
                                            Title: General Partner

                                         OXFORD BIOSCIENCE
                                         PARTNERS (BERMUDA) II LIMITED
                                         PARTNERSHIP
                                         By: OBP Management II (Bermuda)
                                         Limited Partnership

                                         By /s/ Jonathan J. Fleming
                                            -------------------------------
                                            Name:  Jonathan J. Fleming
                                            Title:

                                         OXFORD BIOSCIENCE
                                         PARTNERS (ADJUNCT) II, L.P.
                                         By: OBP Management II L.P.

                                         By /s/ Jonathan J. Fleming
                                            -------------------------------
                                            Name:  Jonathan J. Fleming
                                            Title: General Partner

                                         OXFORD BIOSCIENCE
                                         PARTNERS (GS-ADJUNCT) II, L.P.
                                         By: OBP Management II L.P.

                                         By /s/ Jonathan J. Fleming
                                            -------------------------------
                                            Name:  Jonathan J. Fleming
                                            Title: General Partner

                                         HEALTHCARE VENTURES V L.P.

                                         By /s/ Harold Werner
                                            -------------------------------
                                            Name:  Harold Werner
                                            Title:

                                         RHO MANAGEMENT TRUST II

                                         By: Rho Capital Partners, Inc.,
                                             Investment Advisors

                                         By /s/ Mark Leschly
                                            -------------------------------
                                            Name:  Mark Leschly
                                            Title: Managing Partner

                                         HUDSON TRUST

                                         By_____________________________
                                           Name:
                                           Title:

                                         SERIES B PURCHASERS:

                                         VENROCK ASSOCIATES

                                         By /s/ Anthony B. Evnin
                                            -------------------------------
                                            Name:  Anthony B. Evnin
                                            Title: General Partner

                                         VENROCK ASSOCIATES II, L.P.

                                         By /s/ Anthony B. Evnin
                                            -------------------------------
                                            Name:  Anthony B. Evnin
                                            Title: General Partner

                                         ALTA CALIFORNIA PARTNERS II, L.P.

                                         By: Alto California Management
                                             Partners II LLC, its General
                                             Manager

                                         By: /s/ Alix Marduel
                                            -------------------------------
                                            Name:  Alix Marduel
                                            Title: Member

                                         ALTA EMBARCADERO PARTNERS II LLC

                                         By /s/ Hilary Strain
                                            -------------------------------
                                            Name:  Hilary Strain
                                            Title: Under Power of Attorney

                                         GIMV

                                         By /s/ P. Van Beneden
                                            -------------------------------
                                            Name:  P. Van Beneden
                                            Title: Vice-President

                                         By /s/ Dirk Boogmans
                                            -------------------------------
                                            Name:  Dirk Boogmans
                                            Title: CEO

                                         GLSLP INVESTMENT I LTD.

                                         By /s/ Christopher W. Cochrane
                                            -------------------------------
                                            Name:  Christopher W. Cochrane
                                            Title: Director

                                         S.R. ONE LIMITED

                                         By /s/ Philip L. Smith
                                            -------------------------------
                                            Name:  Philip L. Smith
                                            Title: Vice President

                                         ALEXANDRIA REAL ESTATE
                                         EQUITIES, L.P.

                                         By /s/ Joel S. Marcus
                                            -------------------------------
                                            Name:  Joel S. Marcus
                                            Title: CEO

                                         SERIES C PURCHASERS:

                                         PHARMA/w HEALTH

                                         By /s/ Michael Sheffery
                                            -------------------------------
                                            Name:  Michael Sheffery
                                            Title: General Partner,
                                                   OrbiMed Advisors LLC

                                         FINSBURY WORLDWIDE
                                         PHARMACEUTICAL TRUST

                                         By /s/ Michael Sheffery
                                            -------------------------------
                                            Name:  Michael Sheffery
                                            Title: General Partner,
                                                   OrbiMed Advisors LLC

                                         EATON VANCE WORLDWIDE
                                         HEALTH SCIENCES PORTFOLIO

                                         By /s/ Michael Sheffery
                                            -------------------------------
                                            Name:  Michael Sheffery
                                            Title: General Partner,
                                                   OrbiMed Advisors LLC

                                         OXFORD BIOSCIENCE PARTNERS
                                         II L.P.

                                         By /s/ Jonathan J. Fleming
                                            -------------------------------
                                            Name:  Jonathan J. Fleming
                                            Title:

                                         OXFORD BIOSCIENCE PARTNERS
                                         (GS-ADJUNCT) II L.P.

                                         By /s/ Jonathan J. Fleming
                                            -------------------------------
                                            Name:  Jonathan J. Fleming
                                            Title:

                                         OXFORD BIOSCIENCE PARTNERS
                                         (BERMUDA) II L.P.

                                         By /s/ Jonathan J. Fleming
                                            -------------------------------
                                            Name:  Jonathan J. Fleming
                                            Title:

                                         OXFORD BIOSCIENCE PARTNERS
                                         (ADJUNCT) II L.P.

                                         By /s/ Jonathan J. Fleming
                                           ------------------------------
                                           Name:
                                           Title:

                                         ARTAL SERVICES N.V.

                                         By
                                           ------------------------------
                                           Name:
                                           Title:

                                         VENROCK ASSOCIATES II, L.P.

                                         By /s/ Anthony B. Evnin
                                           ------------------------------
                                           Name:  Anthony B. Evnin
                                           Title: General Partner

                                         VENROCK ASSOCIATES

                                         By /s/ Anthony B. Evnin
                                           ------------------------------
                                           Name:  Anthony B. Evnin
                                           Title: General Partner

                            .            VENROCK ENTREPRENEUERS
                                         FUND, L.P.

                                         By: Venrock Management
                                           LLC, its General Partner

                                         By /s/ Anthony B. Evnin
                                           ------------------------------
                                           Name:  Anthony B. Evnin
                                           Title: General Partner

                                         ALTA CALIFORNIA PARTNERS II
                                         L.P.

                                         By /s/ Alix Marduel
                                           ------------------------------
                                           Name:  Alix Marduel
                                           Title: Member

                                         ALTA EMBARCADERO PARTNERS
                                         II LLC

                                         By
                                           ------------------------------

                                           Name:
                                           Title:

                                         MEDICA II INVESTMENT
                                         (ISRAEL), LP

                                         By
                                           ------------------------------

                                           Name:
                                           Title:

                                         MEDICA II INVESTMENT
                                         (INTERNATIONAL), LP

                                         By
                                           ------------------------------

                                           Name:
                                           Title:

                                         HEALTHCARE VENTURES V L.P.

                                         By
                                           ------------------------------

                                           Name:
                                           Title:

                                         GLSLP INVESTMENT I LTD.

                                         By /s/ Christopher W. Cochrane
                                           ------------------------------
                                           Name:  Christopher W. Cochrane
                                           Title: Director

                                         S.R. ONE LIMITED

                                         By /s/ Philip L. Smith
                                           ------------------------------
                                           Name:  Philip L. Smith, Ph.D.
                                           Title: Vice President

                                         RHO MANAGEMENT TRUST II

                                         By /s/ Rho Capital Partners,
                                           Inc., Investment Advisors

                                         By /s/ Mark Leschly
                                           ------------------------------
                                           Name:  Mark Leschly
                                           Title: Managing Partner

                                         GIMV

                                         By /s/ P. Van Beneden
                                           ------------------------------
                                           Name:  P. Van Beneden
                                           Title: Vice-President

                                           /s/ Dirk Boogmans
                                           ------------------------------
                                           Name: Dirk Boogmans
                                           Title: CEO

                                         ALEXANDRIA REAL ESTATE
                                         EQUITIES, L.P., a Delaware Limited
                                         liability company

                                         By: ARE-QRS Corp., a Maryland
                                             Corporation, general partner


                                         By /s/ Joel S. Marcus
                                           ------------------------------
                                           Joel S. Marcus, CEO

                                         MEMORIES PLUS, LLC

                                         By /s/ Robert DiVincent
                                           ------------------------------
                                           Name:  Robert DiVincent
                                           Title: Pres.

                                         M&G EQUITIES

                                         By
                                           ------------------------------
                                           Name:
                                           Title:

                                         KENNETH J. NOVACK

                                         By /s/
                                           ------------------------------
                                           Name:
                                           Title:

                                         HUDSON TRUST

                                         By
                                           ------------------------------
                                           Name:
                                           Title:

                                         LARRY ABRAMS

                                         By
                                           ------------------------------
                                           Name:
                                           Title:

                                         SERIES D PURCHASERS:

                                         ARTAL SERVICES N.V.

                                         By:
                                           ------------------------------
                                            Name:
                                            Title:

                                         HARE & CO., FAO FINSBURY WORLDWIDE
                                         PHARMACEUTICAL TRUST PLC

                                         By: /s/ Michael Sheffery
                                           ------------------------------
                                            Name:  Michael Sheffery
                                            Title: General Partner,
                                                   Orbimed Advisors, LLC

                                         EATON VANCE WORLDWIDE HEALTH
                                         SCIENCES PORTFOLIO

                                         By: /s/ Michael Sheffery
                                           ------------------------------
                                            Name:  Michael Sheffery
                                            Title: General Partner,
                                                   Orbimed Advisors, LLC

                                         GIMV

                                         By: /s/ P. Van Beneden
                                           ------------------------------
                                            Name:  P. Van Beneden
                                            Title: Vice-President

                                         By: /s/ Dirk Boogmans
                                           ------------------------------
                                            Name:  Dirk Boogmans
                                            Title: CEO

                                         ADVIESBEHEER GIMV LIFE SCIENCES

                                         By: /s/ P. Van Beneden
                                           ------------------------------
                                            Name:   P. Van Beneden
                                            Title:  Vice-President

                                         By: /s/ Dirk Boogmans
                                           ------------------------------
                                            Name:  Dirk Boogmans
                                            Title: CEO

                                         GLS LP INVESTMENT I LTD.

                                         By: /s/ Christopher W. Cochrane
                                            -------------------------------
                                            Name:  Christopher W. Cochrane
                                            Title: Director

                                         BIOVEDA FUND PTE LTD
                                         By: BioVeda Capital Pte Ltd, its
                                             Investment Manager

                                         By: /s/ Damien Lim
                                             ------------------------------
                                             Name:  Damien Lim
                                             Title: General Partner

                                         HEALTHCARE VENTURES V L.P.

                                         By:_____________________________
                                            Name:
                                            Title:

                                         MEDICA II INVESTMENTS
                                         (P.F.)(ISRAEL) L.P.

                                         By:_____________________________
                                            Name:
                                            Title:

                                         MEDICA II INVESTMENTS (ISRAEL) L.P.

                                         By:_____________________________
                                            Name:
                                            Title:

                                         MEDIA II INVESTMENTS
                                         (INTERNATIONAL) L.P.

                                         By:_____________________________
                                            Name:
                                            Title:

                                         OXFORD BIOSCIENCE PARTNERS II L.P.
                                         By: OBP Management II L.P.

                                         By: /s/ Jonathan J. Fleming
                                             -----------------------------
                                             Name:
                                             Title:

                                         OXFORD BIOSCIENCE PARTNERS
                                         (BERMUDA) II L.P.
                                         By: OBP Management II (Bermuda)
                                         Limited Partnership

                                         By: /s/ Jonathan J. Fleming
                                             -----------------------------
                                             Name:
                                             Title:

                                         OXFORD BIOSCIENCE PARTNERS
                                         (ADJUNCT) II L.P.
                                         By: OBP Management II L.P.

                                         By: /s/ Jonathan J. Fleming
                                             -----------------------------
                                             Name:
                                             Title:

                                         OXFORD BIOSCIENCE PARTNERS
                                         (GS-ADJUNCT) II L.P.
                                         By: OBP Management II L.P.

                                         By: /s/ Jonathan J. Fleming
                                             -----------------------------
                                             Name:
                                             Title:

                                         OXFORD BIOSCIENCE PARTNERS II
                                         (ANNEX) L.P.

                                         By: OBP Management II L.P.

                                         By: /s/ Jonathan J. Fleming
                                             ------------------------------
                                             Name:
                                             Title:

                                         THE YASUDA ENTERPRISE
                                         DEVELOPMENT I LIMITED
                                         PARTNERSHIP

                                         By: /s/ Minoru Oka
                                             ----------------------------
                                             Name:  Minoru Oka
                                             Title: President and Representative
                                                    Director

                                         GRAY GHOST, LLC

                                         By: /s/ Philip Goelet
                                             ----------------------------
                                            Name:  Philip Goelet
                                            Title: Manager

                                         VENROCK ASSOCIATES

                                         By: /s/ Anthony B. Evnin
                                             -----------------------------
                                             Name:  Anthony B. Evnin
                                             Title: General Partner

                                         VENROCK ASSOCIATES II, L.P.

                                         By: /s/ Anthony B. Evnin
                                             ------------------------------
                                            Name:  Anthony B. Evnin
                                            Title: General Partner

                                         S.R. ONE, LIMITED

                                         By: /s/ Philip L. Smith
                                             ----------------------------
                                             Name:  Philip L. Smith, Ph.D.
                                             Title: Vice President

                                         MITSUBISHI CORPORATION

                                         By:
                                            -----------------------------
                                            Name:
                                            Title:

                                         MITSUBISHI INTERNATIONAL
                                         CORPORATION

                                         By:
                                            -----------------------------
                                            Name:
                                            Title:

                                         CZ VENTURE OPERATIONS, INC.

                                         By:
                                            -----------------------------
                                            Name:
                                            Title:


                                         /s/ Larry Abrams
                                         --------------------------------
                                         Larry Abrams

                                         /s/ Kenneth A. Sorensen, Ph.D.
                                         --------------------------------
                                         Kenneth A. Sorensen, Ph.D.

                                         /s/ Hans-Jurgen Hess, Ph.D.
                                         --------------------------------
                                         Hans-Jurgen Hess, Ph.D.

                                         MCHUGH, DIVINCENT, ALLESSI, INC.

                                         By: /s/ Julian Alessi
                                            -----------------------------
                                            Name:  Julian Alessi
                                            Title: Pres.

                                 SG COWEN VENTURES II, LP
                                 By: Societe Generale Investment
                                     Corporation, Its General Partner

                                 By:
                                    -----------------------------
                                    Name:
                                    Title:

                                 /s/ Alexander Scriabine, M.D.
                                 --------------------------------
                                 Alexander Scriabine, M.D.

                                 RHO MANAGEMENT TRUST II
                                 By: RHO Capital Partners, Inc.,
                                 Investment Advisor

                                 By: /s/ Mark Leschly
                                     -----------------------------
                                 Name:  Mark Leschly
                                 Title: Managing Partner

                                 YAMANOUCHI VENTURE CAPITAL, LLC

                                 By: /s/ Yoshitaka Yoneyama
                                     -----------------------------
                                     Name:  Yoshitaka Yoneyama
                                     Title: President and Chief
                                            Executive Officer

                                 ALTA CALIFORNIA PARTNERS II, L.P.
                                 By: Alta California Management Partners
                                 II, LLC, its General Partner

                                 By:
                                     -----------------------------
                                     Name:
                                     Title:

                                         ALTA EMBARCADERO PARTNERS II,
                                         LLC

                                         By:
                                            -----------------------------
                                            Name:
                                            Title:

                                         BIOMEDICINE L.P.
                                         By: International BM Biomedicine
                                         Holdings
                                             (Cayman) Ltd., Its General Partner

                                         By: /s/ Philip Sutcliffe
                                            -----------------------------
                                            Name:  Philip Sutcliffe
                                            Title: Director

                                         By: /s/ Julie Arnall
                                            -----------------------------
                                            Name:  Julie Arnall
                                            Title: Director

                                         By:
                                            -----------------------------
                                            Name:
                                            Title:

                                         NEW ENGLAND PARTNERS CAPITAL, L.P.
                                         By: NEP Capital, LLC, Its General
                                             Partner

                                         By: /s/ John Rousseau
                                            -----------------------------
                                            Name: John Rousseau
                                            Its:  President

                                         By:
                                            -----------------------------
                                            Name:
                                            Its:

                                         /s/ Steven Ostrofsky
                                         --------------------
                                         Steven Ostrofsky

                                         MIDDLEGATE VENTURES, LLC

                                         By: /s/ Albert Sutton
                                            ---------------------
                                            Name: Albert Sutton
                                            Title: Managing Partner

                                         /s/ David I. Wolsk
                                         --------------------
                                             DAVID I. WOLSK

                                         /s/ Kenneth J. Novack
                                         ---------------------
                                             Kenneth J. Novack

                                         /s/ David R. Novack
                                         ----------------------
                                             David R. Novack

                                         /s/ Helen Novack
                                         -----------------------
                                             Helen Novack

                                         /s/ Hyman Novack
                                         ------------------------
                                             Hyman Novack

                                         /s/ Natalie C. Scriabine
                                         -------------------------
                                             Natalie C. Scriabine

                                         /s/ Christine B. Scriabine
                                         ---------------------------
                                             Christine B. Scriabine

                                         /s/ Peter Smith
                                         --------------------------
                                             Peter Smith

                                         /s/Judith Smith
                                         -----------------------------
                                            Judith Smith

                                         /s/ Stephen White
                                         ------------------------------
                                             Stephen White

                                         /s/ Mariam White
                                         ------------------------------
                                             Mariam White

                                         SERIES ROCHE PURCHASER:

                                         HOFFMANN-LA ROCHE INC.

                                         By: /s/ Frederick C. Kentz III
                                             ----------------------------
                                             Name: Frederick C. Kentz III
                                             Title Vice President & Secretary

                                                                       EXHIBIT A

                                   Purchasers

                                       48